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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-2
Investor Number 51999031

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Determination Date:     12-Apr-99
Remittance Date A-1     15-Apr-99
Remittance Date A-2     19-Apr-99
Month End Date:         31-Mar-99
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
(a)  Class A-1 Distribution Amount                                                         1,400,846.31
(b)  Class A-1 Distribution Principal                                                      1,041,101.42
           Scheduled Payments of Principal                               179,719.96
           Partial Prepayments                                           170,888.35
           Scheduled Principal Balance Principal Prepayment in Full      681,114.23
           Scheduled Principal Balance Liquidated Contracts                9,378.88
           Scheduled Principal Balance Repurchases                             0.00

(c)  Class A-1 Interest Distribution                                                         359,744.89
     Class A-1 Interest Shortfall                                                                  0.00

(d)  Class A-1 Remaining Certificate Balance                                              88,596,330.58

(e)  Class A-2 Distribution Amount                                                           441,777.78
(f)  Class A-2 Distribution Principal                                          0.00
           Scheduled Payments of Principal                                     0.00
           Partial Prepayments                                                 0.00
           Scheduled Principal Balance Principal Prepayment in Full            0.00
           Scheduled Principal Balance Liquidated Contracts                    0.00
           Scheduled Principal Balance Repurchases                             0.00

(g)  Class A-2 Interest Distribution                                                         441,777.78
     Class A-2 Interest Shortfall                                                                  0.00

(h)  Class A-2 Remaining Certificate Balance                                             100,000,000.00

(i)  Class A-1 Pass Through Rate                                                               5.160000%
     Class A-2 Pass Through Rate                                                               4.970000%
     Class A-2 Holdover Amount                                                                     0.00

(j)  Monthly Servicing Fee                                                                   158,031.19

(k)  Delinquency                                         # of Contracts                   Prin. Balance
                                                         --------------                   -------------

           a)  Loans 31 to 59 days delinquent                   25                           994,010.46
           b)  Loans 60 to 89 days delinquent                    0                                 0.00
           c)  Loans delinquent 90 or more days                  0                                 0.00
                                                             -----                          -----------
                                                                25                           994,010.46
                                                             =====                          ===========

                                                                                           Difference
(l)  Repurchased Contracts               Contract Number        Repurchase Price         Paid by Seller
                                         ---------------        ----------------         --------------
                                                0                     0.00                         0.00
                                                                ----------------         --------------
                                              Total Repurchases       0.00                         0.00
                                                                ================         ==============

(m)  Repossessions or Foreclosures                                   Number             Actual Balance
                                                                 ------------           ---------------
                                              BOP Repossessions        0                $         0.00
                                  Plus Repossessions this Month        3                     71,838.02
                                              Less Liquidations       -1                    ($9,732.06)
                                                                -------------           --------------
                                              EOP Repossessions        2                $    62,105.96
                                                                =============           ==============

(n)  Enhancement Payment                                                                          0.00

(o)  Monthly Advance                                                                              0.00
     Outstanding Amount Advanced                                                                  0.00

(p)  Deposit to Special Account                                                             152,129.51

(q)  Amount Distributed to Class R Certificateholders                                             0.00

(r)  Net Weighted Average Contract Rate                                                           8.64%

(s)  Number of Manufactured Homes currently held due to repossession                                 2
     Principal balance of Manufactured Homes currently held                                  62,105.96

(t)  Pool Principal Balance Percentage                                                       99.451004%

(u)  Aggregate Deficiency Amounts                                                                 0.00
     Servicer Deficiency Amounts received                                                         0.00

(v)  Additional Items

(w)  Class A-1 Net Funds Carryover Amount                                                         0.00
     Class A-2 Net Funds Carryover Amount                                                         0.00
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